Nationwide Life Insurance Company: • Nationwide Variable Account –II

Prospectus supplement dated July 25, 2007 to
Prospectus dated May 1, 2007

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	Effective August 1, 2007, the following investment option will be available for contracts that have either the Capital Preservation Plus (CPP) rider, or the Enhanced CPP rider:

Static Asset Allocation Models

American Funds Option
•	33% American Funds NVIT Asset Allocation Fund
•	33% American Funds NVIT Bond Fund
•	34% American Funds NVIT Growth-Income Fund

2.
Effective August 1, 2007, sentences that reference CPP Lifetime Income Option and Lifetime Income Option in the “Custom Portfolio Asset Rebalancing Service” section are hereby deleted, and replaced with the following:

(The following sentence replaces the sentence found under the first paragraph in the Custom Portfolio Asset Rebalancing Service section.)

Nationwide may make the Custom Portfolio Asset Rebalancing Service available for use by contract owners who have elected the CPP or the Enhanced CPP rider.

(The following sentence replaces the sentence found under the Terminating Participation in the Nationwide Custom Portfolio subsection.)

You must reallocate your contract value to the investment options available under the CPP or the Enhanced CPP rider.